UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 16, 2005



                     IROQUOIS GAS TRANSMISSION SYSTEM, L.P.

             (Exact name of registrant as specified in its charter)







        Delaware                   333-42578                  06-1285387
--------------------------  ------------------------   -------------------------
 (State or other            (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                           Identification No.)
 incorporation or
   organization)

       1 Corporate Drive, Suite 600
            Shelton, CT 06484                             06484
  --------------------------------------        ---------------------------
      (Address of principal executive                   (Zip Code)
                   offices)


                                  203-925-7200
                        --------------------------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related
             Audit Report or Completed Interim Review.

On August 10, 2005, Iroquois Gas Transmission System, L.P.'s ("the Company") management, after a review of the facts with the Audit Committee of the Company's Management Committee, concluded that the Company's Consolidated Financial Statements reported on Form 10-K/A for the three years ended December 31, 2004, and Forms 10-Q for quarters ended March 31, 2005, September 30, 2004 and June 30, 2004 were in error with respect to the income tax categories presented in the Company's Consolidated Balance Sheets, Statements of Income, Changes in Partners' Equity, and Cash Flows, and Notes to the Consolidated Financial Statements, and therefore, should no longer be relied upon.

As a result of a review of the 2005 second quarter's periodic report disclosure procedures, management reexamined the presentation of a provision for income taxes on the consolidated statements of income and the corresponding presentation of the amounts equivalent to deferred income taxes and regulatory assets-income tax related on the consolidated balance sheets. After research and evaluation, management concluded that, as a partnership, the Company should present the consolidated statements of income without the provision for taxes and should present the consolidated balance sheets without the amounts equivalent to deferred income taxes and regulatory assets-income tax related. In addition, the presentation of these items on the consolidated statements of cash flows, the consolidated statements of changes in partners' equity and all references in the notes to the consolidated financials to income taxes is also incorrect. Thus, based on these errors, management concluded that the consolidated financial statements for the periods referred to above must be restated.

As a result of the income tax error described above, management determined that a material weakness exists for all financial statement periods referred to above with respect to internal controls over financial reporting because the Company did not maintain effective controls related to its accounting for income taxes. In an effort to remediate the material weakness in the Company's internal controls over financial reporting described above, management has implemented a process to exclude the provision for income taxes from the consolidated statements of income and to also exclude the amounts equivalent to deferred income taxes and income taxes-regulatory assets on the consolidated balance sheets. Management believes this process will remediate the material weakness.

The Company is continuing to evaluate the restatement with respect to internal controls over financial reporting, which may result in the identification of additional material weaknesses.

The aforementioned restatement will entail the following changes:

Consolidated Statements of Income:
Income before taxes will now be titled net income. The provision for taxes will be eliminated. The Cumulative Effect of Change in Accounting Principle will be presented without income tax effect.

Consolidated Balance Sheets:
Regulatory assets-income tax related and amounts equivalent to deferred income taxes will be eliminated. Partners' equity will also be adjusted to eliminate the impact of income taxes on Other Comprehensive Income.

Consolidated Statements of Cash Flows:
Net income will reflect gross net income as restated on the income statement and the income and other taxes payable by partners will be eliminated. In addition, the regulatory asset-income tax related and the amounts equivalent to deferred income taxes balances will be eliminated.

Statement of Changes in Partners' Equity:
The net income column will be stated gross, rather than net of tax and the taxes payable by partners column will be eliminated. In addition, the other comprehensive income line will be reflected as a gross amount, rather than net of tax.

Other Changes
All references in the footnotes to net of tax amounts will be shown on a gross basis and the Income Tax Footnote in the December 31, 2004 Form 10-K/A will be eliminated.

In addition to the above errors, management determined that it had incorrectly presented its consolidated statement of income for the nine-month period ended September 30, 2003 without adjusting for the cumulative effect of change in accounting principle related to municipal property taxes. This change in accounting principle occurred in the fourth quarter of 2003. In preparing the company's 2004 quarterly reports, management has determined that this change in accounting principle should have been recognized retroactively as of January 1, 2003. In restating the Company's September 30, 2004 Form 10-Q as a result of the income tax error discussed above, the Company will also adjust its net income for the nine months ended September 30, 2003 to reflect the cumulative effect of change in accounting principle, as well as net income for the three and nine-month periods ended September 30, 2003 for the application of the new accounting principle.


An authorized officer of the Company has discussed the matters contained in this Current Report on Form 8-K with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, and with the Audit Committee of the Company's Management Committee.



                                       ###

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  IROQUOIS GAS TRANSMISSION SYSTEM, L.P., as
                                        Registrant
                                  By: Iroquois Pipeline Operating Company,
                                        its Agent


Dated: August 16, 2005              By:  /s/ Paul Bailey
                                         --------------------
                                    Name:  Paul Bailey
                                    Title: Vice President and Chief Financial
                                           Officer